                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

GROWTH FUND OF SPAIN

                 "... One of the more positive features of the
                 Spanish market this year has been the entry of
                       new players and new sectors. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

ABOUT YOUR REPORT
THE FUND IS THE SUCCESSOR ENTITY TO THE GROWTH FUND OF SPAIN, INC. A CLOSED-END FUND WHOSE SHARES WERE EXCHANGED FOR CLASS A SHARES OF THE FUND IN CONNECTION WITH A REORGANIZATION TRANSACTION COMPLETED ON DECEMBER 11, 1998.

 GROWTH FUND OF SPAIN TOTAL RETURNS

 FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 1999
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER GROWTH FUND OF       KEMPER GROWTH FUND OF      LIPPER EUROPEAN REGION
KEMPER GROWTH FUND OF SPAIN CLASS A                   SPAIN CLASS B               SPAIN CLASS C          FUNDS CATEGORY AVERAGE*
-----------------------------------               ---------------------       ---------------------      -----------------------
-3.38                                                    -10.07                      -10.07                       10.72

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE OF CLASS A SHARES PRIOR TO THE FUND'S CONVERSION ON 12/11/98 REFLECTS THAT OF THE CLOSED-END FUND, THE CLASS B AND CLASS C SHARE PERFORMANCE IS FOR THE TIME PERIOD OF 12/14/98 TO 10/31/99. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/99   10/31/98
 .........................................................
    GROWTH FUND OF SPAIN CLASS A    $20.86     $23.42
 .........................................................
    GROWTH FUND OF SPAIN CLASS B    $20.67         --
 .........................................................
    GROWTH FUND OF SPAIN CLASS C    $20.67         --
 .........................................................

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL (312)
BOX] 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY A FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO OVER THE
                           LAST THREE YEARS CATEGORY PLACEMENTS OF NEW FUNDS
                           ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER
                           GROWTH FUND OF SPAIN IN THE WORLD STOCK CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

EUROPEAN ECONOMIC AND MONETARY UNION An economic and monetary unification of European countries to introduce a single currency at a single interest rate in order to create a more economically competitive region.

CYCLICAL STOCKS Stock of a company in an industry whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are automobiles, housing, paper and steel. Noncyclical industries, such as food, insurance and drugs are normally not as directly affected by economic changes.

LIQUIDITY The ease with which an investment or an asset can be converted into cash within a reasonably short period of time.

MACROECONOMICS The analysis of a nation's economy as a whole, using such aggregate data as price levels, unemployment, inflation and industrial production.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE


[GREGORY PHOTO]

JOAN GREGORY, A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS INC., IS A MEMBER OF THE GLOBAL EQUITY GROUP, WHERE SHE SERVES AS LEAD PORTFOLIO MANAGER OF GROWTH FUND OF SPAIN AND SEVERAL INSTITUTIONAL INTERNATIONAL PORTFOLIOS. SHE JOINED SCUDDER KEMPER INVESTMENTS IN 1992, GREGORY WORKED IN U.S. TRUST'S INTERNATIONAL INVESTMENT DEPARTMENT.

[BRATT PHOTO]

NICK BRATT, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, IS THE DIRECTOR OF THE GLOBAL EQUITY GROUP. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1976, AND HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE SPANISH MARKET HAS EXPERIENCED MUCH TRANSITION OVER THE PAST YEAR, LARGELY IN RESPONSE TO THE BIRTH OF THE EUROPEAN ECONOMIC AND MONETARY UNION. LEAD PORTFOLIO MANAGER JOAN GREGORY OFFERS HER INSIGHTS ON THE PERFORMANCE OF THE MARKET.

Q     COULD YOU PROVIDE AN OVERVIEW OF THE EVENTS THAT IMPACTED THE SPANISH
MARKET DURING THIS PERIOD?

A     After several years of excellent performance driven by falling interest rates, falling inflation and better control of government finances as Spain prepared for realization of the European Economic and Monetary Union, we saw a slowdown in the Spanish market over the past year for a number of reasons. A weaker euro was part of it, but also, concerns about higher interest rates in the United States and Europe put significant pressure on most European markets. Spain, perhaps more so than others, was caught in the downturn. The Spanish market is a narrow one and thus especially sensitive to interest-rate concerns. Additionally, the Spanish market suffered from a lack of liquidity as a large number of domestic investors broadened their portfolios by investing in other European markets when introduction of the euro eliminated currency risk.

Q     GIVEN THESE CHALLENGES, IT'S NOT SURPRISING THAT THE SPANISH MARKET AS
MEASURED BY THE IBEX 35* WAS DOWN 1.31% FOR THE FISCAL YEAR. GROWTH FUND OF SPAIN, HOWEVER, LOST 3.38% (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE). CAN YOU EXPLAIN THIS DISCREPANCY?

A     This past year was a very transitional period for Growth Fund Of Spain.
The decision to open-end the fund last year has resulted in heavy cash outflows for an extended period of time as former closed-end shareholders have elected to take profits (the fund sold at a significant discount as a closed-end offering). To handle these redemptions in a market experiencing the challenges I just described, we had to periodically sell securities at prices we would not have accepted otherwise. Moving forward, we expect that managing the fund with a more stable asset base will bring the fund's relative performance more in line with that of its benchmark.

* THE IBEX 35 INDEX IS COMPOSED OF THE 35 MOST ACTIVELY TRADED STOCKS IN CASH PESTAS AMONG THE SECURITIES ON THE JOINT STOCK EXCHANGE SYSTEM OF THE FOUR SPANISH STOCK EXCHANGES. SOURCE IS IBEX 35.

Q     WITH RESPECT TO SECTORS, WHICH INDUSTRIES IN SPAIN SUCCEEDED OVER THE PAST
YEAR AND WHICH SEEMED TO POSE SOME CHALLENGES?

A     The utility sector, representing a significant portion of the Spanish market, had a dampening effect when the government unexpectedly lowered tariffs to offset inflationary fears. The recent global shift to more cyclical stocks also hurt relative returns, as the Spanish market has very few companies with a cyclical flavor. Unlike the phenomenon experienced by other European countries, consolidation in the banking and energy sectors did little to push the Spanish market ahead, though several stocks performed well on an individual basis. Repsol, in the chemicals and energy sector, purchased a major stake in Argentine oil company YPF, giving

PERFORMANCE UPDATE

the company a leading position in Spain and Argentina. What's more, consolidation in the banking sector was completed with the mergers of BCH and Banco Santander, and more recently the merger between BBV and Argentaria.

  One of the more positive features of the Spanish market this year has been the entry of new players and new sectors. Telefonica, the incumbent telephone operator, floated its yellow and white pages subsidiary, TPI, and more recently, its Internet business, Terra Networks. Sogecable, the first media stock to trade in Spain, also came to the market.

Q     WHAT IS YOUR OUTLOOK FOR THE MACROECONOMIC ENVIRONMENT IN SPAIN?

A     The macroeconomic environment in Spain remains buoyant. The inflation environment is benign, and lower prices for electricity, gas and telephone calls in the wake of deregulation should offset any potential overheating. Consumer and business confidence are at record levels, driven by falling unemployment and low interest rates. What's more, Spain has undergone a considerable amount of deregulation since 1994. Reforms include the introduction of part-time jobs, the reduction in redundancy payments, an end to rent control, capital gains and income tax reform, as well as the rapid liberalization of key sectors of the economy such as telecommunications and utilities.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                 1-YEAR   5-YEAR   LIFE OF CLASS
-----------------------------------------------------------------------------------------------------
    GROWTH FUND OF SPAIN CLASS A                 -8.95%   17.14%       10.61%    (since 2/14/90)
 .....................................................................................................
    GROWTH FUND OF SPAIN CLASS B                   N/A      N/A       -13.65     (since 12/14/98)
 .....................................................................................................
    GROWTH FUND OF SPAIN CLASS C                   N/A      N/A       -10.95     (since 12/14/98)
 .....................................................................................................

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GROWTH FUND OF SPAIN CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 2/28/90 to 10/31/99

                                                  KEMPER GROWTH FUND OF                                    U.S. CONSUMER PRICE
                                                     SPAIN CLASS A1              IBEX 35 INDEX+                  INDEX++
                                                  ---------------------          --------------            -------------------
2/28/90                                                  9425.00                    10000.00                    10000.00
                                                         9063.00                     9288.00                    10453.00
                                                        10520.00                    10602.00                    10773.00
12/31/92                                                 8051.00                     8024.00                    11083.00
                                                        10369.00                     9937.00                    11391.00
                                                        10700.00                     9128.00                    11695.00
12/31/95                                                13175.00                    11766.00                    11984.00
                                                        17421.00                    15575.00                    12391.00
                                                        20960.00                    18708.00                    12602.00
                                                        31546.00                    27301.00                    12805.00
10/31/99                                                26621.00                    24216.00                    13180.00

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GROWTH FUND OF SPAIN CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 2/28/90 to 10/31/99

                                                  KEMPER GROWTH FUND OF                                    U.S. CONSUMER PRICE
                                                     SPAIN CLASS B1              IBEX 35 INDEX+                  INDEX++
                                                  ---------------------          --------------            -------------------
12/31/98                                                  10000                       10000                       10000
                                                           9688                        9716                       10024
                                                           9369                        9501                       10037
3/31/99                                                    8875                        9103                       10067
                                                           8693                        9136                       10140
                                                           8519                        9090                       10140
6/30/99                                                    8648                        9119                       10140
                                                           8341                        8701                       10171
                                                           8438                        8970                       10195
                                                           8357                        8763                       10244
10/31/99                                                   8043                        8870                       10293

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GROWTH FUND OF SPAIN CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 2/28/90 to 10/31/99

                                                  KEMPER GROWTH FUND OF                                    U.S. CONSUMER PRICE
                                                     SPAIN CLASS C1              IBEX 35 INDEX+                  INDEX++
                                                  ---------------------          --------------            -------------------
12/31/98                                                  10000                       10000                       10000
                                                           9688                        9716                       10024
                                                           9373                        9501                       10037
3/31/99                                                    8879                        9103                       10067
                                                           8693                        9136                       10140
                                                           8519                        9090                       10140
6/30/99                                                    8648                        9119                       10140
                                                           8345                        8701                       10171
                                                           8438                        8970                       10195
                                                           8357                        8763                       10244
10/31/99                                                   8365                        8870                       10293

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES,WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

RETURNS ARE HISTORICAL AND DO NOT
GUARANTEE FUTURE RESULTS. THE
PERFORMANCE OF CLASS A SHARES PRIOR TO
THE FUND'S CONVERSION ON 12/14/98
REFLECTS THAT OF THE CLOSED-END FUND,
THE CLASS B AND CLASS C SHARE
PERFORMANCE IS FOR THE TIME PERIOD OF
12/14/98 TO 10/31/99. INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT SHARES, WHEN REDEEMED, MAY BE WITH
MORE OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  ALL DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 5.75%. FOR CLASS B
  SHARES, THE MAXIMUM CONTINGENT
  DEFERRED SALES CHARGE (CDSC) IS 4%.
  CLASS C SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  TOTAL RETURN REFLECTS ANNUALIZED
  CHANGE, WHILE TOTAL RETURN REFLECTS
  AGGREGATE CHANGE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER GROWTH FUND OF
    SPAIN CLASS A SHARES WITH THE IBEX
    35 INDEX, YOU SHOULD ALSO NOTE THAT
    THE FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGE IS REFLECTED IN THE
    PERFORMANCE OF THE INDEX.

 +IBEX 35 INDEX IS COMPOSED OF THE 35
  MOST ACTIVELY TRADED STOCKS IN CASH
  PESTAS AMONG THE SECURITIES ON THE
  JOINT STOCK EXCHANGE SYSTEM OF THE
  FOUR SPANISH STOCK EXCHANGES. SOURCE
  IS IBEX 35.

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

LARGEST HOLDINGS

GROWTH FUND OF SPAIN'S TOP 10 HOLDINGS*
Representing 87.1 percent of the fund's total common stocks on October 31, 1999.

             HOLDINGS                                               PERCENT
---------------------------------------------------------------------------
1.           TELEFONICA S. A.                                        15.9%
---------------------------------------------------------------------------
2.           BANCO BILBRO VIZCAYA                                    13.2%
---------------------------------------------------------------------------
3.           BANCO SANTANDER                                         10.4%
---------------------------------------------------------------------------
4.           ENDESA S.A.                                             10.2%
---------------------------------------------------------------------------
5.           REPSOL S.A                                              10.0%
---------------------------------------------------------------------------
6.           CIA DE SEGUROS MUNDIAL CONFIANCE                         8.7%
---------------------------------------------------------------------------
7.           ARGENTARIA                                               6.2%
---------------------------------------------------------------------------
8.           UNION ELECTRICA FENOSA                                   4.8%
---------------------------------------------------------------------------
9.           ACERINOX                                                 4.4%
---------------------------------------------------------------------------
10.          BANCO POPULAR ESPANOL                                    3.3%
---------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                     ON 10/31/99              ON 10/31/98
--------------------------------------------------------------------------------
    SPANISH EQUITIES                      89%                      91%
--------------------------------------------------------------------------------
    SPANISH PESETA TIME DEPOSITS          --                        1
--------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                  11                        8
--------------------------------------------------------------------------------
                                         100%                     100%

                                    [PIE CHART]                [PIE CHART]
                                    ON 10/31/99                ON 10/31/98

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

GROWTH FUND OF SPAIN

PORTFOLIO OF INVESTMENTS AT OCTOBER 31,1999
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENT--.3%                                                          PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Chase Euro Time Deposit
                                           5.063%, due 11/1/99
                                           (Cost: $121)                                   $    121       $   121
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--10.5%
                                         Federal Home Loan Bank
                                           5.16%* 11/1/99
                                           (Cost: $5,000)                                    5,000         5,000
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK--89.2%                                                                   NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--14.2%
  TELEPHONE/COMMUNICATIONS
                                      (a)Telefonica Publicidad e Informacion                 1,003            22
                                      (a)Telefonica S.A.                                   407,713         6,723
                                         ---------------------------------------------------------------------------
                                                                                                           6,745
--------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--3.8%
 BUILDING MATERIALS
                                         Autopistas Concesionaria Espanol S.A.              64,457           697
                                         Fomento de Construcciones y Contratas S.A.         43,418         1,092
                                         ---------------------------------------------------------------------------
                                                                                                           1,789
--------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--1.5%
  DEPARTMENT & CHAIN STORES
                                         Modelo Continente                                  40,817           691
                                         ---------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

DURABLES--2.2%
  AUTOMOBILES
                                         SIVA                                               76,234         1,028
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

ENERGY--8.9%
  OIL & GAS PRODUCTION
                                         Repsol S.A.                                       204,799         4,232
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

FINANCIAL--41.4%
  BANKS  31.8%
                                         Argentaria                                        116,906         2,601
                                         Banco Bilbao Vizcaya, S.A.                        413,437         5,571
                                         Banco Intercontinental International               29,600         1,141
                                         Banco Popular Espanol                              20,825         1,405
                                         Banco Santander                                   421,380         4,385
                                         ---------------------------------------------------------------------------
                                                                                                          15,103

  INSURANCE  7.8%
                                      (a)Cia. de Seguros Mundial Confiance, S.A.            81,474         3,685
                                         ---------------------------------------------------------------------------

  OTHER FINANCIAL COMPANIES  1.8%
                                         Corporacion Financiera Al                          29,010           844
                                         ---------------------------------------------------------------------------
                                                                                                          19,632
--------------------------------------------------------------------------------------------------------------------

MANUFACTURING--3.9%
 INDUSTRIAL SPECIALTY
                                         Acerinox                                           61,030         1,859
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

UTILITIES--13.3%
 ELECTRIC UTILITIES
                                         Endesa S.A.                                       214,596         4,305
                                         Union Electrica Fenosa                            137,951         2,023
                                         ---------------------------------------------------------------------------
                                                                                                           6,328
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--89.2%
                                         (Cost: $29,762)                                                  42,304
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENT PORTFOLIO--100%
                                         (Cost: $34,883)                                                 $47,425
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

*  Annualized yield at time of purchase; not a coupon rate (unaudited).

Based on the cost of investments of $35,230,000 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $13,057,000, the gross unrealized depreciation was $862,000 and the net unrealized appreciation on investments was $12,195,000.

The accompanying Notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $34,883)                                                 $47,425
-----------------------------------------------------------------------
Foreign currency, at value
(Cost: $57)                                                          57
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                               19,326
-----------------------------------------------------------------------
  Foreign taxes                                                      80
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 66,888
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Due to Custodian Bank                                              12
-----------------------------------------------------------------------
  Management fee                                                    126
-----------------------------------------------------------------------
  Other accrued expenses                                            482
-----------------------------------------------------------------------
    Total liabilities                                               620
-----------------------------------------------------------------------
ANALYSIS OF NET ASSETS                                          $66,268
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $29,988
-----------------------------------------------------------------------
Accumulated net realized gain (loss)                             23,706
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                    12,542
-----------------------------------------------------------------------
  Foreign currency related transactions                             (17)
-----------------------------------------------------------------------
Undistributed net investment income                                  49
-----------------------------------------------------------------------

-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $66,268
-----------------------------------------------------------------------

 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share ($66,005 /
  3,164 shares outstanding)                                      $20.86
-----------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)           $22.13
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($151 / 7
  shares outstanding)                                            $20.67
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($112 / 5
  shares outstanding)                                            $20.67
-----------------------------------------------------------------------

The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1999
(IN THOUSANDS)

-------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------
Income:
  Dividends (less foreign taxes withheld of $391)               $   2,448
-------------------------------------------------------------------------
  Interest                                                            364
-------------------------------------------------------------------------
                                                                    2,812
-------------------------------------------------------------------------
Expenses:
  Management fee                                                    1,200
-------------------------------------------------------------------------
  Distribution services                                                 2
-------------------------------------------------------------------------
  Administrative services fee                                         247
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                          580
-------------------------------------------------------------------------
  Auditing                                                             98
-------------------------------------------------------------------------
  Legal                                                               182
-------------------------------------------------------------------------
  Reports to shareholders                                              75
-------------------------------------------------------------------------
  Director's fees and other                                            82
-------------------------------------------------------------------------
    Expenses, before expense reductions                             2,466
-------------------------------------------------------------------------
Expense reductions                                                    (15)
-------------------------------------------------------------------------
    Expenses, net                                                   2,451
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 361
-------------------------------------------------------------------------

-------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------
Net realized gain (loss) on:
  Investments                                                     185,818
-------------------------------------------------------------------------
  Foreign currency related transactions                             1,992
-------------------------------------------------------------------------
                                                                  187,810
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
-------------------------------------------------------------------------
  Investments                                                    (158,584)
-------------------------------------------------------------------------
  Foreign currency related transactions                            (2,429)
-------------------------------------------------------------------------
                                                                 (161,013)
-------------------------------------------------------------------------
Net gain (loss) on investments                                     26,797
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  27,158
-------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                      ELEVEN MONTHS
                                                    YEAR ENDED            ENDED             YEAR ENDED
                                                 OCTOBER 31, 1999    OCTOBER 31, 1998    NOVEMBER 30, 1997
----------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------
  Net investment income                             $     361            $ 1,876                3,670
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                            187,810             28,911               20,740
----------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)         (161,013)            65,579               47,441
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                        27,158             96,366               71,851
----------------------------------------------------------------------------------------------------------
  Distribution from net investment income              (2,232)            (1,818)              (2,854)
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                 (28,432)           (22,481)             (13,931)
----------------------------------------------------------------------------------------------------------
Total dividends to shareholders                       (30,664)           (24,299)             (16,785)
----------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions         (317,352)                --               (3,942)
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (320,858)            72,067               51,124
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------------

Beginning of period                                   387,126            315,059              263,935
----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net
investment income of $49 and $2,289,
respectively)                                       $  66,268            387,126              315,059
----------------------------------------------------------------------------------------------------------

The accompanying Notes are an integral part of the Financial Statements

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Growth Fund of Spain (the "fund") is a non-diversified series of Kemper Global/International Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation. Until December 11, 1998, the fund was organized as a single series of The Growth Fund of Spain, Inc. ("GSP"), a Maryland Corporation and was registered under the 1940 Act as a diversified, closed-end management investment company. Effective December 14, 1998, all of the common stock of GSP was exchanged for Class A shares of the fund and, on December 14, 1998, the fund commenced a public offering of its Class A, Class B and Class C shares.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for certain transactions such as foreign currency transactions. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund had a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") which was in effect prior to December 14, 1998 whereby the fund agreed to pay a monthly investment management fee of 1/12 of the annual rate of 1% of average weekly net assets.
                             Effective December 14, 1998, the fund adopted a new management agreement and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets, declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $1,200,000 for the year ended October 31, 1999. Prior to December 14,
                             1998, the fund had a higher management fee schedule.

                             Scudder Kemper utilized the investment management services of BSN Gestion de Patrimonies, S.A., S.G.C. (the Spanish Adviser). For services provided under the Sub-advisory agreement, Scudder Kemper paid a fee of 1/12 of the annual rate of .35% of the fund's average weekly net assets to the Spanish Adviser). During the year ended October 31, 1999, Scudder Kemper incurred fees of $441,000 to the Spanish Adviser.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Commencing December 14, 1998, the fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the period December 14, 1998 to October 31, 1999 are $1,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the period December 14, 1998 to October 31, 1999 are $48,000 of which $1,000 is unpaid.

                             ADMINISTRATIVE SERVICES AGREEMENT. Commencing December 14, 1998, the fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts that the firms service. Administrative services fees paid by the fund to KDI for the period December 14, 1998 to October 31, 1999 are $247,000, of which $131,000 is unpaid at
                             October 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to an agency agreement with the fund, Kemper Service Company (KSvC) is the transfer agent and shareholder service agent for the fund. Under the agreement, KSvC received shareholder services fees of $294,000 for the year ended October 31, 1999, of which $204,000 is unpaid at October 31, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred accounting fees

NOTES TO FINANCIAL STATEMENTS

                             of $90,000 for the year ended October 31, 1999, of which $8,000 is unpaid at October 31, 1999.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no direct payments to its officers and incurred directors' fees of $60,000 to independent directors.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $15,000 under these arrangements.

--------------------------------------------------------------------------------

5    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $106,530

                             Proceeds from sales                         443,610

                             The sales of investment securities includes the market value of securities relating to redemptions-in-kind during the period, upon which the fund recognized a net realized gain of $116,484,000.

--------------------------------------------------------------------------------

6    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                        ELEVEN MONTHS
                                                                   YEAR ENDED               ENDED               YEAR ENDED
                                                                OCTOBER 31, 1999       OCTOBER 31, 1998     NOVEMBER 30, 1997
                                                              --------------------    ------------------    ------------------
                                                              SHARES      AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT
                                       ---------------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                    33    $ 117,007        --          --        --          --
                                       ---------------------------------------------------------------------------------------
                                        Class B                     8          411        --          --        --          --
                                       ---------------------------------------------------------------------------------------
                                        Class C                     6          300        --          --        --          --
                                       ---------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (13,399)    (435,059)       --          --      (310)     (3,942)
                                       ---------------------------------------------------------------------------------------
                                        Class B                    (1)          (8)       --          --        --          --
                                       ---------------------------------------------------------------------------------------
                                        Class C                    (1)          (3)       --          --        --          --
                                       ---------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS       $(317,352)                   $0              $(3,942)
                                       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7    REPURCHASE OF SHARES    The Board of Directors of GSP authorized the open
                             market repurchase and retirement of up to three million shares of the fund's outstanding stock prior to conversion of the fund to an open-end investment company. For the year ended November 30, 1997, 310,000 shares of the fund were repurchased, at a weighted average discount to net asset value of 19%.

--------------------------------------------------------------------------------

8    LINE OF CREDIT          The fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                              ----------------------------------------------------------------
                                                                    CLASS A
                                              ----------------------------------------------------------------
                                                 YEAR      ELEVEN MONTHS
                                                ENDED          ENDED              YEAR ENDED NOVEMBER 30,
                                             OCTOBER 31,    OCTOBER 31,     ----------------------------------
                                               1999(A)         1998         1997     1996      1995      1994
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $23.42         19.06       15.67     13.33     12.40     10.67
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .05           .11         .24       .36       .37       .32
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.75)         5.72        4.15      2.69      1.01      1.41
--------------------------------------------------------------------------------------------------------------
Total from investment operations                  (.70)         5.83        4.39      3.05      1.38      1.73
--------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          .14           .11         .17       .42       .45        --
--------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain             1.72          1.36         .83       .29        --        --
--------------------------------------------------------------------------------------------------------------
Total dividends                                   1.86          1.47        1.00       .71       .45        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $20.86         23.42       19.06     15.67     13.33     12.40
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    (3.38)%       32.90(B)    29.86(B)  24.12(B)  11.62(B)  16.21(B)
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses, before expense reductions               1.97%         1.43        1.22      1.25      1.22      1.23
--------------------------------------------------------------------------------------------------------------
Expenses, net                                     1.96%         1.43        1.22      1.25      1.22      1.23
--------------------------------------------------------------------------------------------------------------
Net investment income                              .29%          .58        1.29      2.46      2.89      2.57
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from December 14, 1998 (commencement of Class) to October 31, 1999(a).

                                                                   ----------------       -------------------
                                                                       CLASS B                  CLASS C
-----------------------------------------------------------------------------------       ------------------
-----------------------------------------------------------------------------------       ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $ 22.98                   22.98
-----------------------------------------------------------------------------------       -------------------
Income from investment operations:
  Net investment income (loss)                                            (.16)                   (.14)
-----------------------------------------------------------------------------------       -------------------
  Net realized and unrealized gain (loss)                                (2.15)                  (2.17)
-----------------------------------------------------------------------------------       -------------------
Total from investment operations                                         (2.31)                  (2.31)
-----------------------------------------------------------------------------------       -------------------
Net asset value, end of period                                         $ 20.67                   20.67
-----------------------------------------------------------------------------------       ------------------
TOTAL RETURN (NOT ANNUALIZED)                                           (10.05)%                (10.05)
-----------------------------------------------------------------------------------       ------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------       ------------------
Expenses, before expense reductions                                       2.86%                   2.81
-----------------------------------------------------------------------------------       -------------------
Expenses, net                                                             2.84%                   2.79
-----------------------------------------------------------------------------------       -------------------
Net investment income (loss)                                              (.84)%                  (.79)
-----------------------------------------------------------------------------------       -------------------

-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                              YEAR        ELEVEN MONTHS
                                              ENDED           ENDED                  YEAR ENDED NOVEMBER 30,
                                           OCTOBER 31,     OCTOBER 31,     --------------------------------------------
                                              1999            1998          1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $66,268         387,126       315,059    263,935    227,997    213,972
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              76%             10            29         45         69         85
-----------------------------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges.
(a) Per share data was determined based on monthly average shares outstanding during the period.
(b) The performance of Class A shares reflects performance of the fund in closed-end form. The fund's performance may have been lower if it had operated as an open-end fund during these periods.

 TAX INFORMATION (UNAUDITED)

The fund paid a distribution of $1.61 per share from net long-term capital gains during the year ended October 31, 1999, of which 100% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $76,320,000 as capital gain dividends for the year ended October 31, 1999, of which 100% represent 20% rate gains.

The fund paid foreign taxes of $391,359 and earned $1,551,035 of foreign source income during the year ended October 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the fund designates $0.12 per share as foreign taxes paid and $0.49 per share as income earned from foreign sources for the year ended October 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE GROWTH FUND OF SPAIN, INC.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Growth Fund Of Spain, Inc. as of October 31, 1999, the related statements of operations and changes in net assets and the financial highlights for each of the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund Of Spain, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LOGO

                                          Chicago, Illinois

                                          December 21, 1999

NOTES

                                                                           NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY            SHERIDAN REILLY
Director                          President                 Vice President

JAMES B. EDGAR                    PHILIP J. COLLORA         ISABEL SALTZMAN
Director                          Vice President and        Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                        CORNELIA SMALL
Director                          JOHN R. HEBBLE            Vice President
                                  Treasurer
FREDERICK T. KELSEY                                         LINDA J. WONDRACK
Director                          JOYCE E. CORNELL          Vice President
                                  Vice President
FRED B. RENWICK                                             CAROLINE PEARSON
Director                          DIEGO ESPINOSA            Assistant Secretary
                                  Vice President
KATHRYN L. QUIRK                                            MAUREEN E. KANE
Director and Vice President       JOAN R. GREGORY           Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                            BRENDA LYONS
Director                          TARA KENNEY               Assistant Treasurer
                                  Vice President

                                  THOMAS W. LITTAUER
                                  Vice President

                                  ANN M. MCCREARY
                                  Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AND                          KEMPER SERVICE COMPANY
SHAREHOLDER                           P.O. Box 219066
SERVICE AGENT                         Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Global and International Funds prospectus.
GSP - 2(12/28/99) 1096730